DEBT, CREDIT FACILITIES AND LEASE COMMITMENTS	12 Months Ended
Dec. 31, 2017
Debt Credit Facilities And Lease Commitments [Abstract]
DEBT, CREDIT FACILITIES AND LEASE COMMITMENTS

NOTE 8

DEBT, CREDIT FACILITIES AND LEASE COMMITMENTS

Debt Outstanding

At December 31, 2017 and 2016, the company had the following debt outstanding:

as of December 31 (in millions)	Effective interest rate in 2017[1]	2017[2]	2016[2]
Variable-rate loan due 2020	1.0%	$300	$294
1.7% notes due 2021	1.9%	398	397
2.4% notes due 2022	2.5%	206	208
1.3% notes due in 2025	1.2%	714	—
2.6% notes due 2026	2.7%	744	744
7.65% debentures due 2027	7.7%	5	5
6.625% debentures due 2028	6.7%	99	99
6.25% notes due 2037	6.3%	265	265
3.65% notes due 2042	3.7%	6	6
4.5% notes due 2043	4.5%	255	255
3.5% notes due 2046	3.6%	439	439
Other	—	81	70
Total debt and capital lease obligations		3,512	2,782
Current portion		(3)	(3)
Long-term portion		$3,509	$2,779

[1]	Excludes the effect of any related interest rate swaps.
[2]	Book values include any discounts, premiums and adjustments related to hedging instruments.

Significant Debt Issuances

In May 2017, Baxter issued €600 million of senior notes at a fixed coupon rate of 1.30% due in May 2025. The company has designated this debt as a nonderivative net investment hedge of its European operations for accounting purposes.

In August 2016, Baxter issued senior notes with a total aggregate principal amount of $1.6 billion, comprised of $400 million at a fixed coupon rate of 1.70% due in August 2021, $750 million at a fixed coupon rate of 2.60% due in August 2026 and $450 million at a fixed coupon rate of 3.50% due in August 2046.

Debt Redemption

In September 2016, Baxter redeemed an aggregate of approximately $1 billion in principal amount of its 1.850% Senior Notes due 2017, 1.850% Senior Notes due 2018, 5.375% Senior Notes due 2018, 4.500% Senior Notes due 2019, 4.250% Senior Notes due 2020 and 3.200% Senior Notes due 2023. Baxter paid approximately $1 billion, including accrued and unpaid interest and tender premium, to redeem such notes. As a result of the debt redemptions, the company recognized a loss on extinguishment of debt in 2016 of approximately $52 million, which is included in other (income) expense, net.

Debt-for-Equity Exchanges

On January 27, 2016, Baxter exchanged Retained Shares for the extinguishment of $1.45 billion aggregate principal amount outstanding under its $1.8 billion U.S. dollar-denominated revolving credit facility. This exchange extinguished the indebtedness under the facility, which was terminated in connection with such debt-for-equity exchange. There were no material prepayment penalties or breakage costs associated with the termination of the facility. Baxter recognized a net realized gain of $1.25 billion related to the Retained Shares exchanged, which is included in other (income) expense, net in 2016.

On March 16, 2016, the company exchanged Retained Shares for the extinguishment of approximately $2.2 billion in principal amount of its 0.950% Notes due May 2016, 5.900% Notes due August 2016, 1.850% Notes due January 2017, 5.375% Notes due May 2018, 1.850% Notes due June 2018, 4.500% Notes due August 2019 and 4.250% Notes due February 2020 purchased by certain third party purchasers in previously announced debt tender offers. As a result, the company recognized a net loss on extinguishment of debt totaling $101 million and a net realized gain of $2.0 billion on the Retained Shares exchanged, which are included in other (income) expense, net in 2016.

Debt Maturities

In 2016, the company repaid the $190 million outstanding balance of its 0.95% senior unsecured notes that matured in June 2016. In addition, the company repaid the $130 million outstanding balance of its 5.9% senior unsecured notes that matured in September 2016.

Debt Tender Offer

On July 6, 2015 and July 21, 2015 the company purchased an aggregate of approximately $2.7 billion in principal amount of its 5.900% Notes due September 2016, 6.625% Debentures due February 2028, 6.250% Notes due December 2037, 3.650% Notes due August 2042, 4.500% Notes due June 2043, 3.200% Notes due June 2023, and 2.400% Notes due August 2022 pursuant to a debt tender offer. Baxter paid approximately $2.9 billion, including accrued and unpaid interest and tender premium, to purchase such notes. As a result of the debt tender offers the company recognized a loss on extinguishment of debt in 2015 of $130 million, which is included in other (income) expense, net within the consolidated statements of income.

Credit Facilities

The company’s U.S. dollar-denominated revolving credit facility and Euro-denominated senior revolving credit facility have a maximum capacity of $1.5 billion and approximately €200 million, respectively. As of December 31, 2017 and 2016, there were no borrowings outstanding under the company’s revolving credit facilities. The facilities enable the company to borrow funds on an unsecured basis at variable interest rates, and contain various covenants, including a maximum net leverage ratio and maximum interest coverage ratio.

The company also maintains other credit arrangements, which totaled $134 million at December 31, 2017, and $271 million at December 31, 2016. There were no borrowings outstanding under these arrangements at December 31, 2017 and December 31, 2016.

At December 31, 2017, the company was in compliance with the financial covenants in these agreements. The non-performance of any financial institution supporting any of the credit facilities would reduce the maximum capacity of these facilities by each institution’s respective commitment

Leases

The company leases certain facilities and equipment under capital and operating leases expiring at various dates. The leases generally provide for the company to pay taxes, maintenance, insurance and certain other operating costs of the leased property. Most of the operating leases contain renewal options. For the years ending December 31, 2017, 2016, and 2015 operating lease rent expense was $154 million, $174 million, and $184 million, respectively.

Future Minimum Lease Payments and Debt Maturities

as of and for the years ended December 31 (in millions)	Operating leases	Debt maturities and capital leases
2018	$129	$3
2019	107	2
2020	84	302
2021	69	402
2022	63	210
Thereafter	246	2,612
Total obligations and commitments	698	3,531
Discounts, premiums, and adjustments relating to hedging instruments	—	(19)
Total debt and lease obligations	$698	$3,512